UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-06659)

Exact name of registrant as specified in charter: Putnam Tax Free Health Care Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: May 31, 2007

Date of reporting period: June 1, 2006 - May 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Tax-Free Health Care Fund

5|31|07

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have stringent investor protections and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam Tax-Free Health Care Fund

5 | 31 | 07
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Report from the fund managers	5
Performance in depth	9
Your fund’s management	11
Terms and definitions	14
Trustee approval of management contract	15
Other information for shareholders	19
Financial statements	20
Federal tax information	37
Compliance certifications	37
Shareholder meeting results	38
About the Trustees	39
Officers	43

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

Reflecting investor uncertainty about the outlook for the U.S. economy, volatility in the financial markets has been on the rise. After a downturn in March, the Dow Jones Industrial Average recently reached new record-high levels. The upward climb in the stock market has been largely unaffected by higher-trending interest rates since mid-May, though it remains to be seen whether current stock market levels are sustainable. From our perspective, we are encouraged by recent indications of moderate inflation, a low unemployment rate, and a rebound in manufacturing. We consequently believe the U.S. economy will weather this period of uncertainty.

As we communicated in proxy materials recently mailed to all Putnam fund shareholders, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. We are pleased to announce that in mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While it is still subject to regulatory approvals and other conditions, we currently expect the transaction to be completed this summer.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, has been named President of the Funds, assuming this role from George Putnam, III. This change will enable George Putnam to become an independent Trustee of the funds upon completion of the transaction with Great-West Lifeco. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal year ended May 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Tax–Free Health Care Fund: potential for high current income exempt from federal income tax

One of the most significant challenges of fixed-income investing involves taxes on income, which tend to be imposed at a higher rate than, for example, taxes on qualified stock dividends. Investing in municipal bonds through a fund such as Putnam Tax–Free Health Care Fund can help address this challenge while committing money to projects that support community interests.

While the stated yields on municipal bonds are usually lower than those of taxable bonds, the income from most municipal bonds has the advantage of being exempt from federal income tax. These bonds are issued by states and local municipalities to raise funds for building and maintaining public facilities and, in some cases, industrial development.

Putnam Tax–Free Health Care Fund invests primarily in bonds issued to fund health-care projects. Examples include bonds that finance hospitals, nursing homes, and retirement communities. This sector can be attractive for investors because baby boomers are aging, demand for health services is increasing, and many of the bonds in the health-care sector pay above-average yields. The fund can also invest in sectors other than health care to maintain adequate diversification.

The bond holdings have varying degrees of credit risk, which is the risk that the issuer will not be able to repay the bond. While some bonds have credit ratings from independent rating agencies such as Standard & Poor’s or Moody’s, many do not, often because their issuers decide not to pursue a rating that might be below investment grade. Investment managers typically must conduct additional research to analyze non-rated bonds. Putnam’s team of municipal bond analysts has particular expertise in this sort of credit research to identify non-rated bonds that it believes have attractive risk/return profiles. Also, after purchasing a bond, the fund’s management team continues to monitor developments that could affect its results. The goal of Putnam’s research and active management is to pinpoint opportunities to adjust the fund’s holdings for the benefit of fund shareholders.

The fund concentrates its investments in a limited number of sectors and involves more risk than a fund that invests more broadly. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Changes in law or adverse determinations by the Internal Revenue Service or a state tax authority could make the income from some of the fund’s tax-exempt investments taxable. Please consult with your tax advisor for more information. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share equals the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Municipal bonds finance a range of projects and play a key role in health-care and medical services.

Performance and portfolio snapshots

Putnam Tax-Free Health Care Fund

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in bar chart are at NAV. See page 9 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund's monthly reinvestment NAV.

“We believe that amid current market
conditions, high-quality bonds have more
attractive prospects than high-yield bonds,
which have had a strong run in recent years.”

Paul Drury, Portfolio Leader, Putnam Tax-Free Health Care Fund

Credit qualities shown as a percentage of portfolio value as of 5/31/07. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Report from the fund managers

The year in review

We are pleased to report that conditions in the municipal health-care sector remained generally benign during the reporting period. Many of the higher-yielding, lower-rated bonds found in this sector benefited from increased demand as yield-oriented investors searched for opportunities in a period of historically low interest rates. Thanks to the sector’s advantages and our bond selections, your fund’s performance at NAV kept pace with that of its benchmark, the Lehman Municipal Bond Index. Although your fund invests primarily in bonds from the health-care sector, its overweight positions in tobacco settlement and single-family housing bonds, relative to the peer group average, contributed positively to results, as did the pre-refunding of several key holdings. Nevertheless, the fund fell behind the average return for its Lipper peer group. We attribute the lagging results primarily to the portfolio’s underweight to long-term bonds and its emphasis on short- to intermediate-term bonds, which reflected our conservative interest-rate outlook. During the fiscal year, which ended May 31, 2007, the economy slowed, registering a growth rate of less than 1% between January and March. This slowdown allowed long-term bonds to rise in price, leaving the fund at a disadvantage relative to other, more aggressively positioned funds.

Market overview

Since August 2006, the Federal Reserve (the Fed) has held the federal funds rate — the benchmark rate for overnight loans between banks — steady at 5.25%, while indicating that future rate decisions will depend on whether it considers inflation or slower growth a greater risk to the economy.

For the period as a whole, yields on shorter-term bonds rose slightly, while yields on longer-term bonds declined. The yield curve — a graphical representation of differences in yield for bonds of comparable quality and different maturities — flattened modestly to reflect this shift, showing that the yield advantage of longer-term bonds, intended to compensate investors for the greater risk of a long-term investment, had also declined. However, tax-exempt bonds with maturities greater than five years performed better than comparable Treasury bonds, while shorter-maturity municipals underperformed comparable Treasuries.

Lower-rated bonds declined in March but rallied in April, ending the period with stronger performance than higher-quality bonds. As the prices of lower-rated bonds rose, their yields declined. Consequently, the yield advantages that had initially drawn investor attention became less pronounced.

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the 12 months ended 5/31/07. See the previous page and page 9 for additional fund performance information. Index descriptions can be found on page 14.

Across the market in general non-rated bonds also gained value, and airline-related industrial development bonds (IDBs) were especially strong performers. Securities issued by long-term care facilities and toll roads also delivered solid results, as did tobacco settlement bonds.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) portfolio duration relative to the fund’s Lipper peer group. This strategy had a neutral impact on relative results. Municipal bonds with the longest maturities saw yields decline, while shorter-maturity municipals generally saw yields increase. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce the potential for appreciation when rates fall.

The fund’s positioning in two non-health-care sectors —namely, tobacco settlement bonds and single-family housing bonds — added to performance. Relative to the fund’s peer group, we also maintained an overweight position in single-family housing bonds. This strategy proved helpful to results, as declining mortgage prepayments continued to support bonds in this sector.

The fund’s higher overall credit quality held back performance relative to its peer group, as the lower-quality tiers of the municipal bond market delivered the strongest results during the period.

Your fund’s holdings

Benefiting from generally positive conditions, the municipal health-care sector, which includes bonds issued by hospitals, nursing homes, and continuing care facilities, outperformed high-grade municipal bonds for the period. During the year, Medicare and Medicaid payments to hospitals were relatively stable, or on the increase. With a few exceptions, most states have also been maintaining adequate funding for health-care facilities. For long-term care providers, the fundamental situation has been solid because development of new facilities has occurred only gradually, which has kept occupancy rates elevated. Because we currently anticipate the possibility of cuts in Medicare reimbursements after the 2008 election, we have been favoring facilities that rely more on private insurance payments.

Several pre-refunded bonds had a positive impact on performance during the period. A pre-refunding occurs when an issuer refinances an older, higher-coupon bond by issuing new bonds at current, lower interest rates. The

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

proceeds are then invested in a secure investment, usually U.S. Treasury securities, that matures at the older bond’s first call date. The secure backing has the effect of raising the bond’s perceived credit rating while the shorter effective maturity lowers its interest-rate risk. Since both of these developments are favorable for investors, bond prices often rise after pre-refunding. Among the portfolio holdings that experienced a pre-refunding were bonds issued by the Denver Health & Hospital Authority. The original issue was rated BBB, the lowest investment-grade rating, but with the pre-refunding in May, the quality rose to an equivalent of AAA.

As noted earlier, tobacco settlement bonds continued to perform well throughout the period. Payments from tobacco settlement bonds are secured by income promised to various states through settlements from tobacco companies. These bonds generally pay an attractive level of yield relative to municipal bonds of similar credit ratings and maturities. The yield compensates investors for the specific risk of these bonds, which is that the income could be jeopardized should litigation result in large judgments against tobacco companies. During the past year, favorable resolution of some legal challenges has led to an improving outlook for the sector. The fund holds several tobacco settlement issues, including those issued by Westchester Tobacco Asset Securitization Corporation (New York), Badger Tobacco Asset Securitization Corporation (Wisconsin), and District of Columbia Tobacco Settlement Finance Corporation.

The fund’s credit quality had an adverse impact on relative performance. We had favored issues with higher credit ratings, but bonds from the lowest tiers of the investment-grade sector — B-rated and nonrated — delivered the best results. There was, however, a silver lining that involved single-family housing bonds. These high-quality issues typically provide attractive yields without requiring the fund to take on additional risk in the form of a lower rating. Holdings such as the AAA-rated GNMA PAC (Planned Amortization Class) bond issued by the Missouri State Housing Development Commission and an Aa1-rated revenue PAC bond issued by the Florida Housing Finance Corporation performed well for the fund. After reviewing our research on high-quality versus high-yield bonds, we continue to believe that high-quality bonds have more attractive prospects. Yield spreads, or the difference in yield between higher- and lower-quality bonds of comparably maturities, are extremely narrow, offering investors little compensation for accepting the greater credit risk of a lower-quality investment.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

Merger with open-end Putnam fund proposed

During the period, Putnam Investments and the Board of Trustees of the Putnam Funds announced a comprehensive initiative intended to concentrate the lineup of closed-end funds managed by Putnam Investments. The initiative includes a proposal to merge your fund into Putnam Tax Exempt Income Fund, a nationally diversified, open-end municipal bond fund whose objectives are similar to those of your fund. Both funds are managed by the same investment team.

This merger must be approved by shareholders of your fund and is subject to certain other conditions. The Trustees believe it is in the best interests of shareholders because it would give them shares of an open-end fund, with the opportunity to realize the full net asset value of their shares following the merger, less any applicable short-term redemption fees. Proxy statements, which also serve as prospectuses for the merger shares issued by the surviving fund, have been mailed to shareholders of your fund. The merger is expected to take place as soon as practicable following approval by shareholders.

Increase in your fund’s dividend

In an environment of rising yields on short-term and intermediate-term bonds, as holdings in the portfolio have been called or sold, they have often been replaced with bonds that have higher yields. This has resulted in higher income for the portfolio. Consequently, in December 2006 the fund’s monthly dividend was increased to $0.047 from $0.0447.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them. Please note that, as described on page 7, a merger of your fund into Putnam Tax Exempt Income Fund has been proposed, which, if approved by shareholders at a meeting scheduled for August 2007, is expected to occur as soon as practicable thereafter.

Recent comments from Federal Reserve Chairman Ben Bernanke indicate that central bank policymakers anticipate continuing moderate economic growth over the next several months, despite an ongoing drag from the lagging housing sector. At the same time, the Fed believes that underlying inflation likely will continue to decelerate, although the risk of rising inflation remains. Given this economic outlook, we believe the Fed is comfortable with its current interest-rate policy and, as a result, may keep the federal funds rate at 5.25% during the coming months. Against this backdrop, we plan to maintain a short duration strategy in the portfolio.

In our view, the rally among lower-rated, higher-yielding bonds, which has persisted over the past couple of years, may finally be winding down. We base this view, in part, on the fact that the difference in yield between Aaa-rated bonds and Baa-rated bonds — the highest and lowest investment-grade ratings, respectively — remains near an all-time low. In fact, the higher-income advantage available to those willing to assume additional credit risk by investing in lower-rated bonds has diminished to the lowest level in over seven years. It has been our experience that when investor demand is this elevated, many high-yielding securities can become overpriced. We continue to believe that this is not the most opportune time to reach too far out in terms of bond maturity (i.e., extend duration by investing in securities with later final maturity dates) or too far down in quality in pursuit of higher income. Over the near term, we will look for opportunities in certain market sectors —notably, single-family housing — where we believe the fund may benefit in an environment of moderating economic growth without being exposed to undue risk.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund concentrates its investments in a limited number of sectors and involves more risk than a fund that invests more broadly. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Changes in law or adverse determinations by the Internal Revenue Service or a state tax authority could make the income from some of the fund’s tax-exempt investments taxable. Please consult with your tax advisor for more information. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

Your fund’s performance

This section shows your fund’s performance for periods ended May 31, 2007, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 5/31/07

				Lipper General and
				Insured Municipal
				Funds (unleveraged
		Market	Lehman Municipal	closed-end)
	NAV	price	Bond Index	category average*

Annual average
Life of fund (since 6/29/92)	6.59%	5.95%	6.06%	5.94%

10 years	72.34	75.52	72.51	65.74
Annual average	5.59	5.79	5.60	5.17

5 years	32.85	49.00	27.24	28.67
Annual average	5.85	8.30	4.94	5.17

3 years	18.02	36.05	15.33	18.25
Annual average	5.68	10.81	4.87	5.74

1 year	4.94	20.87	4.84	5.67

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 1-, 3-, 5-, 10-year, and life-of-fund periods ended 5/31/07, there were 9, 8, 8, 8, and 5 funds respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 5/31/07

Distributions

Number	12

Income[1]	$0.5508

Capital gains[2]	—

Total	$0.5508

Share value:	NAV	Market price

5/31/06	$14.06	$12.06

5/31/07	14.15	13.98

Current yield (end of period)

Current dividend rate[3]	3.99%	4.03%

Taxable equivalent[4]	6.14	6.20

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 35% federal tax rate for 2007. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/07

	NAV	Market price

Annual average
Life of fund (since 6/29/92)	6.53%	5.87%

10 years	69.76	73.42
Annual average	5.43	5.66

5 years	30.87	45.13
Annual average	5.53	7.73

3 years	17.24	34.10
Annual average	5.44	10.27

1 year	4.76	18.93

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of May 31, 2007, and May 31, 2006.

Trustee and Putnam employee fund ownership

As of May 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds
Trustees	$35,000	$ 96,000,000

Putnam employees	$ 4,000	$476,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $50,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation attributable to research, trading, administration, executive oversight, systems, compliance, or fund operations functions; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of Putnam High Yield Municipal Trust, Putnam Managed Municipal Income Trust, and Putnam Tax-Free High Yield Fund.

Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam Investment Grade Municipal Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, and Putnam Tax Exempt Income Fund.

Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended May 31, 2007, Paul Drury became Portfolio Leader, and Brad Libby and Thalia Meehan became Portfolio Members, of your fund. These changes followed the departure of Portfolio Leader David Hamlin and Portfolio Member James St. John from your fund’s management team. Brad Libby and Thalia Meehan joined the fund in September 2006. From 2001 to present, Brad Libby has been employed by Putnam Management, currently as Tax Exempt Specialist and previously as Analyst. From 1989 to present, Thalia Meehan has been employed by Putnam Management, currently as Team Leader, Tax Exempt Fixed Income Team and previously as Director, Tax Exempt Research.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of May 31, 2007, and May 31, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006						•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007							•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 5/31/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange and the American Stock Exchange.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

•Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry —that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 99th percentile in management fees and in the 99th percentile in total expenses as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. (A “breakpoint” is a reduction in fee rates that applies to additional assets once specified asset levels are reached.) The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds.

This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper General and Insured Municipal Debt Funds (unleveraged closed-end)) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

77th	66th	33rd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 8, 8, and 8 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

The Trustees noted the disappointing performance for your fund for the one-year period ended March 31, 2006. In this regard, the Trustees considered Putnam Management’s view that one factor in the fund’s relative underperformance during this period appears to have been its selection of higher quality bonds, given market conditions. The Trustees also considered Putnam Management’s view that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods, as well as the fact that the Lipper peer group does not contain any funds that pursue similar investment strategies.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian and investor servicing agreements with Putnam Fiduciary Trust Company, which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of new management contracts in connection with pending change in control

As discussed in the “Message from the Trustees” at the beginning of this shareholder report, Marsh & McLennan Companies, Inc. announced on February 1, 2007 that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc., a member of the Power Financial Corporation group of companies. In mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While the transaction is still subject to regulatory approvals and other conditions, it is currently expected to be completed this summer. At an in-person meeting on February 8–9, 2007, the Trustees considered the approval of new management contracts for each Putnam fund proposed to become effective upon the closing of the transaction, and the filing of a preliminary proxy statement. At an in-person meeting on March 8–9, 2007, the Trustees considered the approval of the final forms of the proposed new management contracts for each Putnam fund and the proxy statement. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts. They noted that the terms of the proposed new management contracts were

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper General and Insured Municipal Debt Funds (unleveraged closed-end) category for the one-, five- and ten-year periods ended June 30, 2007, were 80%, 56%, and 56%, respectively. Over the one-, five- and ten-year periods ended June 30, 2007, the fund ranked 8 out of 9, 5 out of 8, and 5 out of 8 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

substantially identical to the current management contracts, except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. In considering the approval of the proposed new management contracts, the Trustees also considered, as discussed further in the proxy statement, various matters relating to the transaction. Finally, in considering the proposed new management contracts, the Trustees also took into account their deliberations and conclusions (discussed above in the preceding paragraphs of the “Trustee Approval of Management Contract” section) in connection with the most recent annual approval of the continuance of the Putnam funds’ management contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Based upon the foregoing considerations, on March 9, 2007, the Trustees, including all of the Independent Trustees, unanimously approved the proposed new management contracts and determined to recommend their approval to the shareholders of the Putnam funds.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders Putnam Tax-Free Health Care Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Tax-Free Health Care Fund, including the fund’s portfolio, as of May 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2007 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Tax-Free Health Care Fund as of May 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts July 10, 2007

The fund’s portfolio 5/31/07

Key to abbreviations
AMBAC AMBAC Indemnity Corporation	GNMA Coll. Government National Mortgage Association Collateralized
COP Certificate of Participation	G.O. Bonds General Obligation Bonds
FGIC Financial Guaranty Insurance Company	MBIA MBIA Insurance Company
FHA Insd. Federal Housing Administration Insured	Radian Insd. Radian Group Insured
FHLMC Coll. Federal Home Loan Mortgage Corporation Collateralized	U.S. Govt. Coll. U.S. Government Collateralized
FNMA Coll. Federal National Mortgage Association Collateralized	VRDN Variable Rate Demand Notes
FSA Financial Security Assurance

MUNICIPAL BONDS AND NOTES (97.5%)*

	Rating**	Principal amount	Value

Alabama (0.1%)
Sylacauga, Hlth. Care Auth. Rev. Bonds (Coosa Valley Med. Ctr.),
Ser. A, 6s, 8/1/35	B/P	$ 250,000	$ 257,740

Arizona (2.6%)
AZ Hlth. Fac. Auth. Rev. Bonds (Banner Hlth.), Ser. A, 5s, 1/1/25	AA–	1,000,000	1,028,320
AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds (John C. Lincoln
Hlth. Network), 6 7/8s, 12/1/20 (Prerefunded)	BBB	600,000	668,814
Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa Grande Regl. Med.
Ctr.), Ser. A, 7 5/8s, 12/1/29	B+/P	600,000	660,570
Glendale, Indl. Dev. Auth. Rev. Bonds (John C. Lincoln Hlth.),
Ser. B, 5 1/4s, 12/1/19	BBB	500,000	523,340
Maricopa Cnty., School Dist. G.O. Bonds (No. 006 Washington
Elementary), Ser. B, FSA, 5 3/8s, 7/1/13	Aaa	490,000	529,553
Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds (Scottsdale Hlth.
Care), 5.8s, 12/1/31 (Prerefunded)	A3	975,000	1,055,038
Yavapai Cnty., Indl. Dev. Auth. Rev. Bonds (Yavapai Regl. Med.
Ctr.), Ser. A, 6s, 8/1/33	Baa2	500,000	531,065
			4,996,700

Arkansas (0.8%)
AR State Hosp. Dev. Fin. Auth. Rev. Bonds (Washington Regl. Med.
Ctr.), 7 3/8s, 2/1/29 (Prerefunded)	Baa2	1,000,000	1,087,580
Washington Cnty., Hosp. Rev. Bonds (Regl. Med. Ctr.), Ser. B, 5s, 2/1/11	Baa2	500,000	514,250
			1,601,830

California (5.2%)
CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Stanford Hosp. & Clinics), Ser. A, 5s, 11/15/23	A2	1,250,000	1,293,075
(Cedars Sinai Med. Ctr.), 5s, 11/15/15	A2	250,000	263,725
CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central CA), 5 1/4s, 2/1/27	Baa2	750,000	771,113
CA State Dept. of Wtr. Resources Rev. Bonds, Ser. A, 5 1/4s,
5/1/20 (Prerefunded)	Aaa	1,100,000	1,182,434
CA Statewide Cmnty. Dev. Auth. Mandatory Put Bonds
(Kaiser Permanente), Ser. C, 3.85s, 6/1/12	A+	1,750,000	1,729,665
Corona, COP (Vista Hosp. Syst.), zero %,
7/1/29 (In default) (F) †	D/P	4,000,000	44,000
Delano, COP (Delano Regl. Med. Ctr.), 5.6s, 1/1/26	BBB–	500,000	511,450
Duarte, COP, Ser. A, 5 1/4s, 4/1/31	A–	300,000	307,224
Rancho Mirage, JT Powers Fin. Auth. Rev. Bonds (Eisenhower Med.
Ctr.), 5 7/8s, 7/1/26	A3	1,600,000	1,744,064
Riverside Cnty., Asset Leasing Corp. Leasehold Rev. Bonds
(Riverside Cnty. Hosp.), MBIA, zero %, 6/1/25	Aaa	4,000,000	1,722,160
San Diego, Assn. of Bay Area Governments Fin. Auth. For
Nonprofit Corps. Rev. Bonds (San Diego Hosp.), Ser. A, 6 1/8s, 8/15/20	Baa1	250,000	266,930
			9,835,840

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

Colorado (3.9%)
CO Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A, 5 3/4s, 1/1/26	BB–/P	$ 125,000	$ 130,848
(Hosp. Impt. - NCMC, Inc.), FSA, 5 3/4s, 5/15/19 (Prerefunded)	Aaa	3,000,000	3,139,920
(Evangelical Lutheran), 5 1/4s, 6/1/21	A3	100,000	105,117
(Evangelical Lutheran), 5 1/4s, 6/1/19	A3	60,000	63,388
(Evangelical Lutheran), 5s, 6/1/16	A3	1,000,000	1,033,640
CO Springs, Hosp. Rev. Bonds
6 3/8s, 12/15/30	A3	630,000	679,499
6 3/8s, 12/15/30 (Prerefunded)	A3	620,000	676,166
Denver, Hlth. & Hosp. Auth. Hlth. Care Rev. Bonds, Ser. A,
5 3/8s, 12/1/28 (Prerefunded)	BBB	1,500,000	1,549,605
			7,378,183

Connecticut (0.4%)
CT State Dev. Auth. 1st. Mtg. Gross Rev. Hlth. Care Rev. Bonds
(Elim Street Park Baptist, Inc.), 5.85s, 12/1/33	BBB+	750,000	788,768

District of Columbia (0.6%)
DC Tobacco Settlement Fin. Corp. Rev. Bonds
6 3/4s, 5/15/40	BBB	460,000	498,267
6 1/4s, 5/15/24	Baa2	670,000	712,552
			1,210,819

Florida (3.3%)
FL Hsg. Fin. Corp. Rev. Bonds, Ser. G, 5 3/4s, 1/1/37	Aa1	1,000,000	1,061,970
Highlands Cnty., Hlth. Fac. Auth. Rev. Bonds
(Adventist Sunbelt), Ser. A, 6s, 11/15/31 (Prerefunded)	A2	1,000,000	1,090,340
Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds
(Cypress Cove Hlth. Pk.), Ser. A, 6 3/8s, 10/1/25	BB–/P	1,000,000	1,022,980
(Shell Pt./Alliance Oblig. Group), 5 1/8s, 11/15/36	BBB–	300,000	302,493
Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds (Mount Sinai Med.
Ctr.), Ser. A, 6.8s, 11/15/31	Ba1	500,000	542,375
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds (Orlando Regl. Hlth.
Care), U.S. Govt. Coll., 5 3/4s, 12/1/32 (Prerefunded)	A2	1,340,000	1,461,431
South Miami, Hlth. Fac. Auth. Rev. Bonds (Baptist Hlth.),
5 1/4s, 11/15/33 (Prerefunded)	Aaa	750,000	797,775
			6,279,364

Georgia (0.7%)
Forsyth Cnty., Hosp. Auth. Rev. Bonds (Baptist Hlth. Care
Syst.), U.S. Govt. Coll., 6 1/4s, 10/1/18 (Prerefunded)	AAA	1,000,000	1,126,570
GA Muni. Elec. Pwr. Auth. Rev. Bonds, Ser. Y, AMBAC, U.S. Govt.
Coll., 6.4s, 1/1/13 (Prerefunded)	Aaa	110,000	120,095
			1,246,665

Hawaii (0.2%)
HI State Hsg. & Cmnty. Dev. Corp. Rev. Bonds (Single Fam.
Mtge.), Ser. B, 3.2s, 1/1/09	Aaa	360,000	354,715

Idaho (0.3%)
ID Hsg. & Fin. Assn. Rev. Bonds (Single Fam. Mtge.), Ser. C-2,
FHA Insd., 5.15s, 7/1/29	Aaa	555,000	558,147

Illinois (4.0%)
IL Hlth. Fac. Auth. Rev. Bonds
(Children’s Memorial Hosp.), Ser. A, AMBAC, 5 3/4s, 8/15/25 (Prerefunded)	Aaa	2,000,000	2,100,100
(West Suburban Hosp.), Ser. A, 5 3/4s, 7/1/15 (Prerefunded)	A1	1,000,000	1,047,930
(Hosp. Sisters Svcs., Inc.), Ser. A, MBIA, 5 1/4s, 6/1/08	Aaa	4,000,000	4,055,360

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

Illinois continued
IL Hsg. Dev. Auth. Rev. Bonds (Homeowner Mtge.), Ser. C-1
3.45s, 2/1/11	Aa2	$ 200,000	$ 196,676
3 3/8s, 8/1/10	Aa2	290,000	287,976
			7,688,042

Indiana (2.1%)
IN Hlth. Fac. Fin. Auth. Rev. Bonds (Cmnty. Hosp.), Ser. A,
AMBAC, 5s, 5/1/24	Aaa	3,000,000	3,120,990
IN Hlth. Fac. Fin. Auth. Hosp. Rev. Bonds (St. Francis), Ser. A,
MBIA, 5 3/8s, 11/1/27 (Prerefunded)	Aaa	300,000	307,995
Jasper Hosp. Auth. Rev. Bonds (Memorial Hosp.), 5 1/2s, 11/1/32	AA	500,000	523,490
			3,952,475

Iowa (1.6%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives), 9 1/4s, 7/1/25 (Prerefunded)	AAA	1,285,000	1,550,867
(Genesis Med Ctr), 6 1/4s, 7/1/25	A1	1,500,000	1,587,705
			3,138,572

Kansas (0.8%)
Lawrence, Hosp. Rev. Bonds (Lawrence Memorial Hosp.), 5 1/4s, 7/1/21	A3	250,000	264,213
Lenexa, Hlth. Care Rev. Bonds (LakeView Village), Ser. C,
6 7/8s, 5/15/32	BBB–	500,000	540,870
Salina, Hosp. Rev. Bonds (Salina Regl. Hlth.)
5s, 10/1/23	A1	500,000	517,640
5s, 10/1/16	A1	210,000	221,000
			1,543,723

Kentucky (0.6%)
KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds (Norton Hlth. Care), Ser. A
6 5/8s, 10/1/28 (Prerefunded)	AAA/P	885,000	970,093
6 5/8s, 10/1/28	A–/F	245,000	263,228
			1,233,321

Louisiana (0.4%)
LA Local Govt. Env. Fac. Cmnty. Dev. Auth. Rev. Bonds (St. James
Place), Ser. A, 7s, 11/1/20	B–/P	690,000	707,478

Maine (1.9%)
ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
Ser. C, FSA, 5 3/4s, 7/1/30	Aaa	1,500,000	1,585,740
Ser. B, FSA, 4.6s, 7/1/09	Aaa	1,930,000	1,958,139
			3,543,879

Maryland (0.2%)
MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds (Medstar Hlth.),
5 3/4s, 8/15/14	A3	345,000	375,429

Massachusetts (5.1%)
MA State Dev. Fin. Agcy. Higher Ed. Rev. Bonds
(Emerson College), Ser. A, 5s, 1/1/19	A–	130,000	136,659
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments/HPHC), Ser. A, 9s, 12/15/15 (Prerefunded)	BBB–/P	725,000	875,749
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BBB–	750,000	817,740
(UMass Memorial), Ser. C, 6 5/8s, 7/1/32	Baa2	250,000	269,653
(UMass Memorial), Ser. C, 6 1/2s, 7/1/21	Baa2	900,000	967,293
(Berkshire Hlth. Syst.), Ser. E, 6 1/4s, 10/1/31	BBB+	1,000,000	1,076,220
(Hlth. Care Syst. Covenant Hlth.), Ser. E, 6s, 7/1/31	A	1,350,000	1,449,009

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

Massachusetts continued
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Baystate Med. Ctr.), Ser. F, 5.7s, 7/1/27	A1	$ 1,000,000	$ 1,046,920
(Milton Hosp.), Ser. C, 5 1/2s, 7/1/16	BBB–	350,000	359,863
(Milton Hosp.), Ser. C, 5 1/2s, 7/1/09	BBB–	1,135,000	1,155,158
(UMass Memorial), Ser. D, 5s, 7/1/33	Baa2	500,000	501,300
(Partners Healthcare Syst.), Ser. F, 5s, 7/1/22	Aa2	1,000,000	1,045,900
			9,701,464

Michigan (6.0%)
Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med. Ctr.), 6s, 7/1/20	Ba1	125,000	130,873
Garden City, Hosp. Fin. Auth. Rev. Bonds (Garden City Hosp. OB
Group), Ser. A, 5 3/4s, 9/1/17	Ba1	1,000,000	1,019,790
Kalamazoo, Hosp. Fin. Auth. Fac. Rev. Bonds (Bronson Methodist
Hosp.), Ser. A, MBIA, 5s, 10/15/08	Aaa	2,000,000	2,031,980
MI State Hosp. Fin. Auth. Rev. Bonds
(Holland Cmnty. Hosp.), Ser. A, FGIC, 5 3/4s, 1/1/21	A2	1,250,000	1,336,538
(Hosp. Sparrow Oblig. Group), 5 5/8s, 11/15/31 (Prerefunded)	A1	2,000,000	2,158,880
(Oakwood Oblig. Group), 5 1/2s, 11/1/17	A2	1,000,000	1,060,780
(Midmichigan Hlth. Oblig. Group), Ser. A, 5s, 4/15/26	A1	930,000	954,050
(Chelsea Cmnty. Hosp. Oblig.), 5s, 5/15/25	BBB	500,000	504,880
(Hosp. Sparrow Oblig.), 5s, 11/15/24	A1	1,460,000	1,494,573
MI State Hsg. Dev. Auth. Rev. Bonds, Ser. A, 3.9s, 6/1/30	AA+	770,000	766,050
			11,458,394

Minnesota (0.8%)
MN Agricultural & Econ. Dev. Board Rev. Bonds (Evangelical Lutheran),
6s, 2/1/27	A3	750,000	802,500
St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds (Healtheast), 6s, 11/15/25	Baa3	250,000	275,543
Winona, Hlth. Care Fac. Rev. Bonds, Ser. A, 6s, 7/1/34	BBB	500,000	535,740
			1,613,783

Mississippi (0.2%)
MS Home Corp. Rev. Bonds (Single Fam. Mtge.), Ser. B-2, GNMA
Coll., FNMA Coll., 6.45s, 12/1/33	Aaa	295,000	303,151

Missouri (5.1%)
Jackson Cnty., Special Oblig. Rev. Bonds (Harry S. Truman Sports
Complex), AMBAC, 5s, 12/1/22	Aaa	1,000,000	1,058,860
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds (BJC Hlth. Syst.)
5 1/4s, 5/15/32	Aa2	1,500,000	1,554,105
5 1/4s, 5/15/17	Aa2	2,000,000	2,108,340
MO State Hlth. & Edl. Fac. Auth. VRDN (Cox Hlth. Syst.), AMBAC,
3.95s, 6/1/22	VMIG1	850,000	850,000
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Homeowner Loan), Ser. B-1, GNMA Coll., FNMA Coll.,
7.45s, 9/1/31	AAA	355,000	365,238
(Single Fam. Home Ownership Loan), Ser. A-1, GNMA Coll., FNMA
Coll., 6 3/4s, 3/1/34	AAA	325,000	338,007
(Single Fam. Homeowner Loan), Ser. A-2, GNMA Coll., 6.3s, 3/1/30	AAA	275,000	280,214
(Single Fam. Home Ownership Loan), Ser. B, GNMA Coll., FNMA
Coll., 5.8s, 9/1/35	AAA	1,855,000	1,961,273
(Single Fam. Homeowner Loan), Ser. C, GNMA Coll., FNMA Coll.,
5.6s, 9/1/35	AAA	455,000	476,681
(Single Fam. Home Ownership Loan), Ser. D, GNMA Coll., FNMA
Coll., 5.55s, 9/1/34	Aaa	630,000	641,088
			9,633,806

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

New Hampshire (2.7%)
NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
(Rivermead at Peterborough), 5 3/4s, 7/1/28	BB/P	$ 1,000,000	$ 1,012,280
(Lakes Region Hosp. Assn.), 5 3/4s, 1/1/08 (Prerefunded)	BBB–/P	125,000	126,413
NH Hlth. and Edl. Fac. Auth. Hosp. Rev. Bonds (Concord Hosp.),
FGIC, 5s, 10/1/24	Aaa	2,900,000	3,022,496
NH State Bus. Fin. Auth. Rev. Bonds (Alice Peck Day Hlth.
Syst.), Ser. A, 7s, 10/1/29 (Prerefunded)	BBB–/P	900,000	980,073
			5,141,262

New Jersey (3.4%)
NJ Econ. Dev. Auth. Rev. Bonds
(Cedar Crest Village, Inc.), Ser. A, 7 1/4s, 11/15/31 (Prerefunded)	AAA/P	1,000,000	1,139,050
(Seabrook Village), 5 1/4s, 11/15/26	BB–/P	140,000	142,615
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
Ser. A, AMBAC, 6s, 7/1/12 (Prerefunded)	Aaa	2,000,000	2,194,420
(Hunterdon Med. Ctr.), Ser. B, 5s, 7/1/26	A–	750,000	770,903
(South Jersey Hosp.), 5s, 7/1/26	Baa1	1,100,000	1,120,856
NJ State Rev. Bonds (Trans. Syst.), Ser. C, AMBAC, zero %, 12/15/24	Aaa	2,400,000	1,092,648
			6,460,492

New Mexico (2.0%)
NM Mtge. Fin. Auth. Rev. Bonds (Single Fam. Mtge.), Ser. D-2,
GNMA Coll., FNMA Coll., FHLMC Coll., 5.64s, 9/1/33	AAA	320,000	326,822
U. of NM Rev. Bonds
(Hosp. Mtg.), FSA, FHA Insd., 5s, 1/1/24	Aaa	2,000,000	2,069,740
FSA, 5s, 1/1/11	Aaa	1,290,000	1,333,808
			3,730,370

New York (9.6%)
Livingston Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Nicholas H. Noyes Memorial Hosp.)
5 3/4s, 7/1/15	BB	305,000	312,646
5s, 7/1/10	BB	180,000	181,418
Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds (North Shore Hlth.
Syst.), Ser. C, 5 5/8s, 11/1/10	A3	505,000	513,080
NY City, G.O. Bonds
Ser. J/J-1, 5s, 6/1/21	AA–	250,000	262,553
Ser. I-1, 5s, 4/1/19	AA–	200,000	211,078
NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds (Staten Island
U. Hosp.), Ser. A, 6 3/8s, 7/1/31	B2	635,000	659,270
NY State Dorm. Auth. Rev. Bonds
(Winthrop-U. Hosp. Assn.), Ser. A, 5 1/2s, 7/1/32	Baa1	600,000	626,688
(Winthrop Nassau U.), 5 1/2s, 7/1/23	Baa1	750,000	787,403
Ser. B, 5 1/4s, 11/15/29	AAA	1,000,000	1,061,540
(Hosp. Insd. Mtg.), Ser. A, FSA, 5 1/4s, 8/15/12	Aaa	6,000,000	6,371,383
(NY U. Hosp. Ctr.), Ser. A, 5s, 7/1/20	Ba2	250,000	258,843
(Albany), Ser. A-1, FSA, FHA Insd., 5s, 2/15/14	Aaa	2,475,000	2,623,426
(Mt. Sinai NYU Hlth.), Ser. C, 5s, 7/1/11	Baa1	430,000	435,134
Orange Cnty., Indl. Dev. Agcy. Rev. Bonds (Arden Hill Care Ctr.
Newburgh), Ser. C, 7s, 8/1/31	BB–/P	750,000	789,225
Saratoga Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds (Saratoga Hosp.),
Ser. A, 5s, 12/1/13	BBB+	470,000	484,965
Suffolk Cnty., Indl. Dev. Agcy. Cont. Care Retirement Rev. Bonds
(Jefferson’s Ferry), Ser. A, 7 1/4s, 11/1/28 (Prerefunded)	AAA	1,000,000	1,098,280
Westchester, Tobacco Asset Securitization Corp. Rev. Bonds, 5s, 6/1/26	BBB	1,000,000	1,022,460
Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds (St. John’s
Riverside Hosp.), Ser. A, 7 1/8s, 7/1/31	B+	500,000	534,770
			18,234,162

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

North Carolina (1.8%)
NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(First Mtge. - Presbyterian Homes), 5 3/8s, 10/1/22	BB/P	$ 500,000	$ 517,565
(Pines at Davidson), Ser. A, 5s, 1/1/15	A–/F	635,000	660,952
NC Med. Care Comm. Retirement Fac. Rev. Bonds
(First Mtge. Givens Estates), Ser. A, 6 1/2s, 7/1/32 (Prerefunded)	BB–/P	750,000	858,248
(First Mtge. United Methodist), Ser. C, 5 1/4s, 10/1/24	BB+/P	250,000	254,195
NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1, Catawba Elec.),
Ser. B, 6 1/2s, 1/1/20	A3	1,000,000	1,069,020
			3,359,980

North Dakota (0.6%)
Grand Forks, Hlth. Care Syst. Rev. Bonds (Altru Hlth. Syst.
Oblig. Group), 7 1/8s, 8/15/24	Baa2	1,000,000	1,085,570

Ohio (3.5%)
Cuyahoga Cnty., Rev. Bonds, Ser. A, 6s, 1/1/32	Aa3	1,250,000	1,371,550
Lorain Cnty., Hosp. Rev. Bonds (Catholic Hlth. Care Refurbish &
Impt.), Ser. A, 5 1/4s, 10/1/33	Aa3	750,000	777,113
Miami Cnty., Hosp. Fac. Rev. Bonds (Upper Valley Med. Ctr.),
5 1/4s, 5/15/14	A–	1,350,000	1,421,294
Montgomery Cnty., Rev. Bonds (Catholic Hlth. Initiatives),
Ser. A, 5s, 5/1/30	Aa2	1,500,000	1,542,240
Montgomery Cnty., Hosp. Rev. Bonds (Kettering Med. Ctr.),
6 3/4s, 4/1/22 (Prerefunded)	A2	1,000,000	1,086,600
OH State Wtr. Dev. Auth. Poll. Control Fac. Rev. Bonds, 6.1s, 8/1/20	Baa2	500,000	511,430
			6,710,227

Oklahoma (0.6%)
OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Hlth. Care Syst.),
Ser. A, U.S. Govt. Coll., 5 5/8s, 8/15/29 (Prerefunded)	Aaa	525,000	550,473
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeowner Loan), Ser. D-2, GNMA Coll., FNMA Coll., 7.1s, 9/1/26	Aaa	265,000	271,959
(Homeownership Loan), Ser. C-2, GNMA Coll., FNMA Coll., 5.7s, 9/1/35	Aaa	240,000	249,751
			1,072,183

Pennsylvania (6.9%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds (UPMC Hlth.),
Ser. B, MBIA, 6s, 7/1/24	Aaa	2,210,000	2,610,717
Blair Cnty., Hosp. Auth. Rev. Bonds (Altoona Hosp.), Ser. A,
AMBAC, 4.7s, 7/1/08	Aaa	1,500,000	1,515,120
Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty. Rev. Bonds
(Ann’s Choice, Inc.), Ser. A, 5.3s, 1/1/14	BB/P	250,000	254,148
Chester Cnty., Hlth. & Ed. Fac. Auth. Rev. Bonds (Jenners
Pond, Inc.), 7 1/4s, 7/1/24 (Prerefunded)	AAA/P	500,000	584,105
College Twp., Indl. Dev. Auth. Rev. Bonds (Nittany Valley Rehab.
Hosp.), 7 5/8s, 11/1/07 (Prerefunded)	AAA/P	405,000	411,326
Lancaster Cnty., Hosp. Auth. Rev. Bonds (Gen. Hosp.), 5 1/2s,
3/15/26 (Prerefunded)	AA–	250,000	272,358
Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds
(St. Luke’s Hosp. - Bethlehem), 5 3/8s, 8/15/33 (Prerefunded)	Baa1	750,000	808,170
(Lehigh Valley Hosp. Hlth. Network), Ser. A, 5 1/4s, 7/1/32	A1	2,000,000	2,072,540
Monroe Cnty., Hosp. Auth. Rev. Bonds (Pocono Med. Ctr.), 6s, 1/1/43	BBB+	375,000	396,844
Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev. Bonds
(Graduate Hlth. Syst. Oblig. Group), 7 1/4s, 7/1/18 (In default) †	D/P	697,772	1,396
(Graduate Hlth. Syst.), Ser. B, 6 1/4s, 7/1/13 (In default) †	D/P	543,013	1,086
(Children’s Hosp. of Philadelphia), Ser. A, 4 1/2s, 7/1/33	Aa2	500,000	479,960

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

Pennsylvania continued
Sayre, Hlth. Care Fac. Auth. Rev. Bonds (Guthrie Hlth.), Ser. A
5 7/8s, 12/1/31 (Prerefunded)	A	$ 1,120,000	$ 1,220,184
5 7/8s, 12/1/31	A	330,000	350,543
Washington Cnty., Hosp. Auth. Rev. Bonds (Monongah Ela Vy Hosp.),
6 1/4s, 6/1/22	A3	1,250,000	1,340,000
West Shore, Area Hosp. Auth. Rev. Bonds (Holy Spirit Hosp.),
6 1/4s, 1/1/32	BBB	500,000	530,055
York Cnty., Indl. Dev. Auth. 1st Mtge. Hlth. Fac. Rev. Bonds
(Rehab. Hosp. of York), 7 1/2s, 9/1/07 (Prerefunded)	AAA/P	340,000	343,009
			13,191,561

Puerto Rico (0.1%)
Cmnwlth. of PR, Govt. Dev. Bank Rev. Bonds, Ser. AA, 5s, 12/1/16	BBB	200,000	212,094

South Carolina (2.1%)
Lexington Cnty. Hlth. Svcs. Dist. Inc. Hosp. Rev. Bonds, 5 1/2s, 5/1/37	A+	1,000,000	1,056,320
SC Hosp. Auth. Rev. Bonds (Med. U.), Ser. A, 6 1/2s, 8/15/32 (Prerefunded)	AAA	500,000	561,310
SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
(Palmetto Hlth. Alliance), Ser. A, 7 3/8s, 12/15/21 (Prerefunded)	Baa2	800,000	904,184
(Palmetto Hlth.), Ser. C, 6s, 8/1/20 (Prerefunded)	Baa1	1,115,000	1,235,543
(Palmetto Hlth.), Ser. C, 6s, 8/1/20 (Prerefunded)	Baa1	135,000	149,595
			3,906,952

South Dakota (1.2%)
SD State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prairie Lakes), 5.65s, 4/1/22	Baa1	1,250,000	1,288,988
(Sioux Valley Hosp. & Hlth. Syst.), Ser. A, 5 1/2s, 11/1/31	AA–	1,000,000	1,056,540
			2,345,528

Tennessee (0.9%)
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev. Bonds (First
Mtge. Mountain States Hlth.), Ser. A, 7 1/2s, 7/1/33	BBB+	1,250,000	1,436,513
Sullivan Cnty., Hlth. Edl. & Hsg. Hosp. Fac. Board Rev. Bonds
(Wellmont Hlth. Syst.), Ser. C, 5s, 9/1/22	BBB+	350,000	356,720
			1,793,233

Texas (7.1%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears Methodist
Retirement), Ser. A, 7s, 11/15/33	BB–/P	715,000	772,701
Georgetown, Hlth. Fac. Dev. Corp. Rev. Bonds (Georgetown Hlth.
Care Syst.), 6 1/4s, 8/15/29 (Prerefunded)	AAA/P	900,000	962,118
Harris Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds (Christus Hlth.),
Ser. A, MBIA
5 1/2s, 7/1/09	Aaa	1,760,000	1,816,549
5 1/2s, 7/1/09 (Prerefunded)	Aaa	240,000	248,194
Harris Cnty., Hlth. Fac. Dev. Corp. Hosp. Rev. Bonds (Memorial
Hermann Hlth. Care Syst.), Ser. A, 5 1/4s, 12/1/18	A+	700,000	738,066
Humble, Indpt. School Dist. G.O. Bonds (School Bldg.), Ser. A,
FSA, 4 3/4s, 2/15/29	Aaa	1,800,000	1,823,616
Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds (Memorial Hlth. Syst.
of East TX), 5.7s, 2/15/28 (Prerefunded)	AAA	1,450,000	1,497,270
Montgomery Cnty., G.O. Bonds, Ser. A, FSA, 5s, 3/1/21	Aaa	1,750,000	1,847,475
Tarrant Cnty., Hosp. Dist. Rev. Bonds, MBIA, 5 1/2s, 8/15/19	Aaa	1,870,000	1,997,553
Waco, Hlth. Fac. Dev. Corp. Mtge. Rev. Bonds (Hillcrest Hlth.
Care Syst.), Ser. A, MBIA, FHA Insd., 5s, 8/1/31	Aaa	1,700,000	1,757,953
			13,461,495

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

Utah (1.1%)
Salt Lake City, Hosp. Rev. Bonds, AMBAC, 6 3/4s, 5/15/20
(Prerefunded)	AAA	$ 2,000,000	$2,004,900

Vermont (0.4%)
VT Hsg. Fin. Agcy. Rev. Bonds, Ser. 19A, FSA, 4.62s, 5/1/29	Aaa	725,000	728,821

Virginia (1.9%)
Henrico Cnty., Econ. Dev. Auth. Rev. Bonds (United Methodist),
Ser. A, 6 1/2s, 6/1/22	BB+/P	750,000	795,060
Henrico Cnty., Econ. Dev. Auth. Res. Care Fac. Rev. Bonds
(Westminster-Canterbury), 5s, 10/1/22	BBB–	400,000	411,992
Prince William Cnty., Indl. Dev. Auth. Hosp. Rev. Bonds (Potomac
Hosp. Corp.), 5.35s, 10/1/36	A3	1,500,000	1,575,900
Stafford Cnty., Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
(Medicorp. Hlth. Syst.), 5 1/4s, 6/15/25	A3	750,000	785,108
			3,568,060

Washington (1.6%)
Tobacco Settlement Auth. of WA Rev. Bonds, 6 1/2s, 6/1/26	BBB	1,415,000	1,548,916
WA State Hlth. Care Fac. Auth. Rev. Bonds
(Group Hlth. Coop), Radian Insd., 5s, 12/1/22	AA	425,000	440,266
(Kadlec Med. Ctr.), Ser. A, 5s, 12/1/21	AAA	1,000,000	1,042,190
			3,031,372

West Virginia (0.4%)
Princeton, Hosp. Rev. Bonds (Cmnty. Hosp. Assn., Inc.), 6.1s, 5/1/29	B2	725,000	744,923

Wisconsin (2.7%)
Badger Tobacco Settlement Asset Securitization Corp. Rev. Bonds,
7s, 6/1/28	BBB	1,000,000	1,107,780
WI State Hlth. & Edl. Fac. Rev. Bonds (Aurora Med. Group Inc.),
FSA, 6s, 11/15/09	Aaa	3,330,000	3,493,836
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds (Ascension Hlth.
Credit), Ser. A, 5s, 11/15/31	Aa2	560,000	574,398
			5,176,014

TOTAL INVESTMENTS
Total investments (cost $179,219,222)			$185,361,487

* Percentages indicated are based on net assets of $190,092,669.

** The Moody’s, Standard & Poor’s or Fitch’s ratings indicated are believed to be the most recent ratings available at May 31, 2007 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2007. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” Ratings are not covered by the Report of Independent Registered Public Accounting Firm.

† Non-income-producing security.

(F) Security is valued at fair value following procedures approved by the Trustees.

The rates shown on Variable Rate Demand Notes (VRDN) and Mandatory Put Bonds are the current interest rates at May 31, 2007.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following sector concentration greater than 10% at May 31, 2007 (as a percentage of net assets):

Health care	84.3%
The fund had the following insurance concentration greater than 10% at May 31, 2007 (as a percentage of net assets):
FSA	14.5%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/07

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $179,219,222)	$185,361,487

Cash	2,936,009

Interest and other receivables	2,824,098

Receivable for securities sold	125,653

Total assets	191,247,247

LIABILITIES

Distributions payable to shareholders	632,302

Payable for compensation of Manager (Note 2)	266,576

Payable for investor servicing and custodian fees (Note 2)	3,412

Payable for Trustee compensation and expenses (Note 2)	66,552

Payable for administrative services (Note 2)	1,181

Other accrued expenses	184,555

Total liabilities	1,154,578

Net assets	$190,092,669

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$187,100,710

Undistributed net investment income (Note 1)	347,232

Accumulated net realized loss on investments (Note 1)	(3,497,538)

Net unrealized appreciation of investments	6,142,265

Total — Representing net assets applicable to capital shares outstanding	$190,092,669

COMPUTATION OF NET ASSET VALUE

Net asset value per share ($190,092,669 divided by 13,435,771 shares)	$14.15

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 5/31/07

INTEREST INCOME	$9,174,535

EXPENSES

Compensation of Manager (Note 2)	1,053,966

Investor servicing fees (Note 2)	95,757

Custodian fees (Note 2)	65,752

Trustee compensation and expenses (Note 2)	37,353

Administrative services (Note 2)	18,954

Legal expense	196,356

Other	166,790

Total expenses	1,634,928

Expense reduction (Note 2)	(45,336)

Net expenses	1,589,592

Net investment income	7,584,943

Net realized gain on investments (Notes 1 and 3)	11,762

Net realized loss on futures contracts (Note 1)	(24,358)

Net unrealized appreciation of investments during the year	890,070

Net gain on investments	877,474

Net increase in net assets resulting from operations	$8,462,417

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	5/31/07	5/31/06

Operations:
Net investment income	$ 7,584,943	$ 7,537,678

Net realized gain (loss) on investments	(12,596)	253,250

Net unrealized appreciation (depreciation) of investments	890,070	(2,305,497)

Net increase in net assets resulting from operations	8,462,417	5,485,431

Distributions to shareholders: (Note 1)

From ordinary income

Taxable net investment income	(7,577)	(41,107)

From tax exempt net investment income	(7,409,426)	(7,329,733)

Decrease from shares repurchased (Note 4)	(1,432,469)	(3,092,078)

Total decrease in net assets	(387,055)	(4,977,487)

NET ASSETS

Beginning of year	190,479,724	195,457,211

End of year (including undistributed net investment income of $347,232 and distributions in excess of net investment income of $4,031, respectively)

	$190,092,669	$190,479,724

NUMBER OF FUND SHARES

Shares outstanding at beginning of year	13,551,397	13,807,168

Shares repurchased (Note 4)	(115,626)	(255,771)

Shares outstanding at end of year	13,435,771	13,551,397

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

			Year ended
	5/31/07	5/31/06	5/31/05	5/31/04	5/31/03

Net asset value,
beginning of period	$14.06	$14.16	$13.71	$14.15	$13.61

Investment operations:
Net investment income (a)	.56	.55	.58	.68	.74

Net realized and unrealized
gain (loss) on investments	.06	(.15)	.46	(.45)	.49

Total from
investment operations	.62	.40	1.04	.23	1.23

Less distributions:
From net investment income	(.55)	(.54)	(.59)	(.67)	(.69)

Total distributions	(.55)	(.54)	(.59)	(.67)	(.69)

Increase from repurchase of shares	.02	.04	—	—	—

Net asset value,
end of period	$14.15	$14.06	$14.16	$13.71	$14.15

Market price,
end of period	$13.98	$12.06	$12.21	$11.75	$12.49

Total return at
market price (%)(b)	20.87	3.20	9.07	(.64)	10.22

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$190,093	$190,480	$195,457	$189,311	$195,334

Ratio of expenses to
average net assets (%)(c)	.85	.86	.83	.82	.84

Ratio of net investment income
to average net assets (%)	3.96	3.90	4.14	4.86	5.35

Portfolio turnover (%)	13.90	14.55	36.22	24.24	25.46

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 5/31/07

Note 1: Significant accounting policies

Putnam Tax-Free Health Care Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of tax-exempt securities in the health-care sector of the tax-exempt securities market. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2007, the fund had a capital loss carryover of $3,370,400 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 60,933	May 31, 2009

2,878,818	May 31, 2013

430,649	May 31, 2015

E) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of dividends payable, defaulted bond interest, straddle loss deferrals and non deductible merger expense. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2007, the fund reclassified $183,323 to increase undistributed net investment income and $214,616 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $31,293.

The tax basis components of distributable earnings and the federal tax cost as of May 31, 2007 were as follows:

Unrealized appreciation	$ 8,077,440
Unrealized depreciation	(1,927,025)
——————
Net unrealized appreciation	6,150,415
Undistributed tax-exempt income	$1,155,789
Undistributed ordinary income	67
Capital loss carryforward	(3,370,400)
Cost for federal income tax purposes	$ 179,211,072

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the “average weekly assets” of the fund. “Average weekly assets” is defined to mean the average of the weekly determinations of the difference between the total assets of the fund (including any assets attributable to leverage for investment purposes) and the total liabilities of the fund (excluding liabilities incurred in connection with leverage for investment purposes). Such fee is based on the lesser of (i) an annual rate of 0.55% of the average weekly assets of the fund or (ii) the following annual rates expressed as a percentage of the fund’s average weekly assets: 0.65% of the first $500 million, 0.55% of the next $500 million and 0.50% of the next $500 million, with additional breakpoints at higher asset levels.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the year ended May 31, 2007, the fund incurred $156,593 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. For the year ended May 31, 2007, the fund’s expenses were reduced by $45,336 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $288, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who was not an independent Trustee during the period, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the year ended May 31, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $32,831,616 and $25,626,883, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Share repurchase program

In October 2005, the Trustees of the fund authorized Putnam Investments to implement a repurchase program, which would allow the fund to repurchase up to 5% of its outstanding common shares over the 12 months ending October 6, 2006 (based on shares outstanding as of October 7, 2005). In March 2006, the Trustees approved an increase in this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding common shares over the same period. In September 2006, the Trustees extended the program on its existing terms through October 6, 2007. Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees. In February 2007, the Trustees voted to suspend the repurchase program indefinitely in connection with the proposed merger referred to in Note 7.

For the year ended May 31, 2007, the fund repurchased 115,626 common shares for an aggregate purchase price of $1,432,469, which reflects a weighted-average discount from net asset value per share of 12.9% .

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam

Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 6: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the fund's financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Note 7: Actions by Trustees

The Trustees of the Putnam Funds have approved a plan to merge the fund into the open-end Putnam Tax Exempt Income Fund. The transaction is scheduled to occur in the fall of 2007. It is subject to a number of conditions, including approval of a majority of the outstanding shareholders of the fund, and there is no guarantee that it will occur.

Federal tax information and compliance certifications (Unaudited)

Federal tax information

The fund has designated 99.9% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007.

Compliance certifications

On August 10, 2006, your fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the fund’s disclosure controls and procedures and internal control over financial reporting.

Shareholder meeting results (Unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

8,429,921	312,544	158,141

All tabulations are rounded to the nearest whole number.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Ryerson, Inc. (a metals service corporation), the Mutual Fund Directors Forum, and Advocate Health Care. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company). Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as a Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper products, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services), and a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to July 2006, he served as President of the Yale University Council and continues to serve as a Member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner of and advisor to the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm; and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, and is the youngest person in Exchange history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization) and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business and Dartmouth College Board of Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School. Until 2006, he was a Trustee of Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2007, there were 105 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and/or as shareholders of Marsh & McLennan Companies, Inc. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Principal Executive Officer, Associate
Treasurer, and Compliance Liaison
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004
Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002
Senior Managing Director, Putnam Investments

Janet C. Smith (Born 1965)
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007
Managing Director, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002
Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004
Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation

Richard S. Robie, III (Born 1960)
Vice President
Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2003, Senior Vice President,
United Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer
Since 2007
Managing Director, Putnam Investments, Putnam Management,
and Putnam Retail Management. Prior to 2005, member of Bell
Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002
Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Limited Duration Government Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instru-
ments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Fund information

About Putnam Investments

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Mark C. Trenchard
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and BSA Compliance Officer
Management, LLC	President
One Post Office Square		Judith Cohen
Boston, MA 02109	Charles E. Porter	Vice President, Clerk and Assistant Treasurer
Executive Vice President, Principal Executive
Marketing Services	Officer, Associate Treasurer, and	Wanda M. McManus
Putnam Retail Management	Compliance Liaison	Vice President, Senior Associate Treasurer and
One Post Office Square		Assistant Clerk
Boston, MA 02109	Jonathan S. Horwitz
	Senior Vice President and Treasurer	Nancy E. Florek
Custodian		Vice President, Assistant Clerk, Assistant
State Street Bank and Trust Company	Steven D. Krichmar	Treasurer and Proxy Manager
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer
Accounting Firm
KPMG LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson Adkins Baxter, Vice Chairman	Vice President
Charles B. Curtis
Myra R. Drucker	James P. Pappas
Charles E. Haldeman, Jr.	Vice President
Paul L. Joskow
Elizabeth T. Kennan	Richard S. Robie, III
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	Francis J. McNamara, III
W. Thomas Stephens	Vice President and Chief Legal Officer
Richard B. Worley
Robert R. Leveille
Vice President and Chief Compliance Officer

Call 1-800-225-1581 weekdays between 8:30 a.m. and 8:00 p.m. or on Saturday between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

AN705 245538 7/07

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler, Mr. Hill and Mr Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

May 31, 2007	$33,480	$9,200*	$4,680	$125

May 31, 2006	$27,991	$--	$4,192	$-

*Includes fees billed to the fund relating to a fund merger.

For the fiscal years ended May 31, 2007 and May 31, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $14,005 and $4,192 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to expense allocation methodology.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

May 31,
2007	$ -	$ -	$ -	$ -

May 31,
2006	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund's Board of Trustees is composed of the following persons:

Robert E. Patterson (Chairperson) Robert J. Darretta Myra R. Drucker John A. Hill Kenneth R. Leibler W. Thomas Stephens (b) Not applicable Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items pursuant to the funds’ “Proxy Voting Procedures.” The Proxy Coordinator, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

*The funds will withhold votes for the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

*The funds will on a case-by-case basis withhold votes from the entire board of directors where the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance.

*The funds will withhold votes for any nominee for director who:

• is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

• as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

• serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

*The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

*The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

*Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

*The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

*The funds will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67% .

*The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

*The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

*Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

*The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

*The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

*The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

*The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

*The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

*The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

*The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

*The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

*The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Coordinator’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

*The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

*The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

*The funds will vote on a case-by-case basis on shareholder proposals requiring companies to make payments under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in a loss of employment for the person receiving the severance payment.

*The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

*The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

*The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

*The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

*The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

However, the funds generally support shareholder proposals to declassify a board or to require shareholder approval of shareholder rights plans The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments to appropriate situations may further these goals in some instances, and the funds will consider supporting these shareholder proposals on a case by case basis. (The funds’ Trustees will also consider whether the severance payments, taking all of the pertinent circumstances into account, constitute excessive compensation.)

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The fund will consider on a case by case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The fund does not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are reregistered back in the name of the local custodian or nominee. In countries where share re-registration is practiced, the funds will generally not vote proxies.

The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors

Japan

*For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

*	The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

*The funds will withhold votes for the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established a nominating committee composed of at least a majority of outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

*The funds will withhold votes for the entire board of directors if

• the board does not have at least a majority of independent non-executive directors,

• the board has not established nomination committees composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

*The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the U.K.’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the U.K.’s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because the funds’ Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Russia

*The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular,” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

Other Matters

*The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

*The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

*The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

*The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.

As adopted February 9, 2007

Proxy Voting Procedures of the Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds’ proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one of more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of Interest,” and provide a conflicts of interest report (the “Conflicts Report”) to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management’s investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals’ recommendation and the Conflicts Report with one of more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one of more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Investment management teams. Putnam Management’s, Putnam Investments Limited’s and The Putnam Advisory Company’s (for funds having Putnam Investments Limited and/or The Putnam Advisory Company as sub-manager) investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the team or teams identified in the shareholder report included in Item 1 of this report manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader(s) and Portfolio Member(s) coordinate team efforts related to the fund and are primarily responsible for the day-today management of the fund’s portfolio. In addition to these individuals, each team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

Portfolio Leader	Joined
	Fund	Employer	Positions Over Past Five Years

Paul Drury	2002	Putnam	Tax Exempt Specialist
		Management	Previously, Portfolio Manager and Senior
		1989 – Present	Trader

Portfolio Members	Joined
	Fund	Employer	Positions Over Past Five Years
Brad Libby	2006	Putnam	Tax Exempt Specialist; Previously,
		Management	Analyst
2001-Present

Susan McCormack	2002	Putnam	Tax Exempt Specialist
		Management	Previously, Portfolio Manager
1994 – Present

Thalia Meehan	2006	Putnam	Team Leader, Tax Exempt Fixed Income;
		Management	Previously, Director, Tax Exempt
		1989-Present	Research

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Leader(s) and Portfolio Member(s) managed as of the fund’s most recent fiscal year-end. The other accounts may include accounts for which the individual was not designated as a portfolio member. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Other accounts (including
separate accounts, managed
account programs and

	Other SEC-registered open-end		Other accounts that pool		single-sponsor defined
Portfolio Leader	and closed-end funds		assets from more than one		contribution plan offerings)
or Member			client

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

Paul Drury	18	$9,047,800,000	3	$900,000	1	$418,400,000

Thalia Meehan	18	$9,047,800,000	3	$900,000	2	$419,500,000

Brad Libby	18	$9,047,800,000	3	$900,000	2	$418,600,000

Susan McCormack	18	$9,047,800,000	3	$900,000	1	$418,400,000

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Leader(s) and Portfolio Member(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to seek to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment

Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, which is identified in the shareholder report included in Item 1, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to each investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on (i) for tax-exempt funds, a tax-adjusted basis to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions a before-tax basis or (ii) for taxable funds, on a before-tax basis.

Consistent performance means being above median over one year.

· Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

· Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of the fund’s fiscal year end.

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
	Total		of Publicly	that May Yet Be
	Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs	or Programs *

June 1 - June 30, 2006	-	-	-	1,124,946

July 1 - July 31, 2006	-	-	-	1,124,946
August 1 - August 31, 2006	47,235	$12.29	47,235	1,077,711
September 1 - September 30,
2006	35,334	$12.37	35,334	1,042,377
October 1 - October 31, 2006	33,057	$12.55	33,057	1,009,320
November 1 - November 30,
2006	-	-	-	1,009,320
December 1 - December 31,
2006	-	-	-	1,009,320
January 1 - January 31, 2007	-	-	-	1,009,320
February 1 - February 28,
2007	-	-	-	1,009,320
March 1 - March 31, 2007	-	-	-	1,009,320
April 1 - April 30, 2007	-	-	-	1,009,320
May 1 - May 31, 2007	-	-	-	1,009,320

The Board of Trustees announced a repurchase plan on October 7, 2005 for which 690,358 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 1,380,717 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. This extension did not affect the number of shares eligible for repurchase under the program.

In February 2007, the Trustees voted to suspend the repurchase program indefinitely in connection with the proposed merger of the fund into Putnam Tax Exempt Income Fund.

*Information is based on the total number of shares eligible for repurchase under the program, as amended through September 15, 2006

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Health Care Fund By (Signature and Title): /s/Janet C. Smith Janet C. Smith Principal Accounting Officer Date: July 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title): /s/Charles E. Porter Charles E. Porter Principal Executive Officer Date: July 26, 2007

By (Signature and Title): /s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: July 26, 2007